                                           EXECUTION COPY
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                                           SERIES A WARRANT AGREEMENT

                                                    Between

                                       HARBORSIDE HEALTHCARE CORPORATION

                                                      and

                                    UNITED STATES TRUST COMPANY OF NEW YORK,
                                                       as
                                                 Warrant Agent

                                                ----------------

                                            Dated as of May 10, 2001

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                                               TABLE OF CONTENTS
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                                                                                                           Page
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SECTION 1.          Appointment of Warrant Agent..................................................................5
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SECTION 2.          Warrant Certificates..........................................................................5
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SECTION 3.          Execution of Warrant Certificates.............................................................5
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SECTION 4.          Registration and Countersignature.............................................................5
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SECTION 5.          Transfer and Exchange of Series A Warrants....................................................5
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SECTION 6.          Registration of Transfers and Exchanges.......................................................5
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                    (a)   Transfer and Exchange of Series A Warrants..............................................5
                    ---   ------------------------------------------
                    (b)   Restrictions on Transfer of a Definitive Warrant for a Beneficial
                    ---   ------------------------------------------------------------------
                          Interest in a Global Warrant............................................................5
                          ----------------------------
                    (c)   Transfer or Exchange of Global Warrants.................................................5
                    ---   ---------------------------------------
                    (d)   Transfer or Exchange of a Beneficial Interest in a Global Warrant for a
                    ---   ------------------------------------------------------------------------
                          Definitive Warrant......................................................................5
                          ------------------
                    (e)   Restrictions on Transfer or Exchange of Global Warrants.................................5
                    ---   -------------------------------------------------------
                    (f)   Exchange of Definitive Warrants for Global Warrants.....................................5
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                    (g)   Cancellation or Adjustment of a Global Warrant..........................................5
                    ---   ----------------------------------------------
                    (h)   Legends.................................................................................5
                    ---   -------
                    (i)   Obligations with Respect to Transfers and Exchanges of Definitive and
                    ---   ----------------------------------------------------------------------
                          Global Warrants.........................................................................5
                          ---------------
                    (j)   Payment of Taxes........................................................................5
                    ---   ----------------

SECTION 7.          Terms of Warrants; Exercise of Series A Warrants..............................................5
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SECTION 8.          Payment of Taxes..............................................................................5
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SECTION 9.          Mutilated or Missing Warrant Certificates.....................................................5
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SECTION 10.         Reservation of Warrant Shares.................................................................5
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SECTION 11.         Obtaining Stock Exchange Listings.............................................................5
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SECTION 12.         Adjustment of Number of Warrant Shares Issuable...............................................5
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                    (a)   Adjustment for Change in Common Stock...................................................5
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                    (b)   Adjustment for Certain Sales of Common Stock Below Current Market Value.................5
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                    (c)   Adjustment upon Certain Distributions...................................................5
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                    (d)   Possible Adjustment upon Conversions of New Preferred Stock.............................5
                    ---   -----------------------------------------------------------
                    (e)   Notice of Adjustment....................................................................5
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                    (f)   Reorganization of Company; Fundamental Transaction......................................5
                    ---   --------------------------------------------------

                                       i
                    (g)   Other Events............................................................................5
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                    (h)   Company Determination Final.............................................................5
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                    (i)   Warrant Agent's Adjustment Disclaimer...................................................5
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                    (j)   Specificity of Adjustment...............................................................5
                    ---   -------------------------
                    (k)   Voluntary Adjustment....................................................................5
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                    (l)   Multiple Adjustments....................................................................5
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                    (m)   When De Minimis Adjustment May Be Deferred..............................................5
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                    (n)   Tag-Along Transfers.....................................................................5
                    ---   -------------------
                    (o)   Amendments of the Charter...............................................................5
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SECTION 13.         Fractional Interests..........................................................................5
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SECTION 14.         Notice of Certain Distributions; Certain Rights...............................................5
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SECTION 15.         Notices to the Company and Warrant Agent......................................................5
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SECTION 16.         Supplements and Amendments....................................................................5
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SECTION 17.         Concerning the Warrant Agent..................................................................5
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SECTION 18.         Change of Warrant Agent.......................................................................5
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SECTION 19.         Identity of Transfer Agent....................................................................5
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SECTION 20.         SEC Reports and Other Information.............................................................5
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SECTION 21.         Successors....................................................................................5
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SECTION 22          Termination...................................................................................5
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SECTION 23.         Governing Law.................................................................................5
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SECTION 24.         Benefits of This Agreement....................................................................5
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SECTION 25.         Counterparts..................................................................................5
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Exhibit A           Warrant Certificate
Exhibit B           Global Warrant Legend

                                       ii

                  SERIES A WARRANT AGREEMENT (the "Agreement"), dated as of May 10, 2001,  between HARBORSIDE
                                                   ---------
HEALTHCARE CORPORATION, a Delaware corporation (together with any successors and permitted assigns, the
"Company"), and UNITED STATES TRUST COMPANY OF NEW YORK, as warrant agent (with any successor warrant agent,
--------
the "Warrant Agent").
     -------------

                  A........Pursuant to the Offering Memorandum and Consent Solicitation Statement dated April
6, 2001 (as it may be amended from time to time, the "Offer to Exchange") of the Company, the Company has
                                                      -----------------
offered to exchange (1) 0.5899118 new 12% Senior Subordinated Discount Notes due 2007 (the "New Notes"), each
                                                                                            ---------
having a principal amount at maturity equal to $1,000, (2) $88.2353 in cash and (3) 10.90836471 warrants
(each a "Series A Warrant" and collectively, the "Series A Warrants"), each Series A Warrant initially
         ----------------                         -----------------
entitling the holder thereof to purchase one share of Class A Common Stock (as defined herein) of the
Company, for each $1,000 principal amount at maturity of its outstanding 11% Senior Subordinated Discount
Notes due 2008 (the "Old Notes").
                     ---------

                  B........Pursuant to the Offer to Exchange, the Company has also offered to exchange
10.73247518 Series A Warrants for each $1,000 liquidation preference of outstanding shares of its 13-1/2%
Exchangeable Preferred Stock.

                  C........The holders of the Series A Warrants are entitled to the benefits of a Warrant
Registration Rights Agreement dated as of May 10, 2001 executed by the Company for the benefit of the holders of Series A Warrants and Series B Warrants (as defined herein) (the "Warrant Registration Rights Agreement").
                                                                     -------------------------------------

                  D........The Company desires the Warrant Agent as warrant agent to assist the Company in connection with the issuance, exchange, cancellation, replacement and exercise of the Series A Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Series A
Warrants may be issued, exchanged, canceled, replaced and exercised.

                  NOW, THEREFORE, in consideration of the premises and mutual agreements herein, the Company and the Warrant Agent hereby agree as follows:

                  Defined terms used in this Agreement shall, unless the context otherwise requires, have the meanings specified below.  Certain additional terms are set forth elsewhere in this Agreement.  Any reference to any section of applicable law shall be deemed to include successor provisions thereto.

                  "Affiliate" of any specified Person means (i) any other Person, directly or indirectly,
                   ---------
controlling or controlled by or under direct or indirect common control with such specified Person, (ii) any other Person that owns, directly or indirectly, 5% or more of such specified Person's Voting Stock or (iii)
any Person who is a director or officer (a) of such Person, (b) of any subsidiary of such Person or (c) of any Person described in clause (i) or (ii) above. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  "Board of Directors" means, with respect to any Person, the Board of Directors of such
                   ------------------
Person, or any authorized committee of the Board of Directors of such Person.

                  "Board Resolution" means a copy of a resolution certified by an officer of the Company to
                   ----------------
have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Warrant Agent.

                  "Business Day" means any day that is not a Saturday, Sunday or a day on which banking
                   ------------
institutions in New York or Massachusetts are authorized or required by law to be closed.

                  "Capital Stock" means, with respect to any Person, any and all shares, interests,
                   -------------
participations, rights in or other equivalents (however designated and whether voting or non-voting) of such
Person's capital stock, whether outstanding on the Issue Date or issued after the Issue Date, and any and all rights (other than any evidence of indebtedness), warrants or options exchangeable for or convertible into such capital stock.

 .................."Change of Control" means the occurrence of any of the following events:
                   -----------------

         (i)      prior to the first public offering of Voting Stock of the Company, any other
         "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that does not include any member of the Initial Control Group has beneficial ownership of more of the total voting power of the Voting Stock of the Company than the Initial Control Group (for purposes of this clause (i), the Initial Control Group shall be deemed to beneficially own all Voting Stock of an entity (the "specified entity") held by any other entity (the "parent entity") so long as the Initial Control Group beneficially owns (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent entity);

         (ii)     following the first public offering of Voting Stock of the Company (A) any "person"
         (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more members of the Initial Control Group, is or becomes the beneficial owner (as defined in clause (i) above), directly or indirectly, of more than 40% of the total voting power of the
         Voting Stock of the Company and (B) the Initial Control Group "beneficially owns" (as defined in clause (i) above), directly or indirectly, in the aggregate a lesser percentage of the total voting power of the Voting Stock of the Company, than such other person and does not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company (for purposes of this clause (ii), such other person shall be deemed to beneficially own all Voting Stock of a specified entity held by a parent entity, if such other person "beneficially owns" (as defined in clause (i) above), directly or indirectly, in the aggregate more than 40% of the voting power of the Voting Stock of such parent entity and the Initial Control Group

         "beneficially owns" (as defined in clause (i) above), directly or indirectly, in the aggregate a lesser percentage of the voting power of the Voting Stock of such parent entity and does not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of such parent entity); or

         (iii)    at any time after the first public offering of common stock of the Company, any person other than the Initial Control Group (or their designated board members), (A) (I)
         nominates one or more individuals for election to the Board of Directors of the Company and
         (II) solicits proxies, authorizations or consents in connection therewith and (B) such number of nominees elected to serve on the Board of Directors in such election and all previous elections after the first Issue Date represents a majority of the Board of
         Directors of the Company following such election.

         ........."Charter" means the Company's Restated Certificate of Incorporation as amended and as may be
                   -------
further amended from time to time.

                  "class" means, when referring to any Capital Stock, any class or series of such Capital
                   -----
Stock.

                  "Class A Common Stock" means the Class A Common Stock of the Company, par value $0.01 per
                   --------------------
share.

                  "Common Stock" means all shares of Capital Stock of the Company, whether or not denominated
                   ------------
as "common stock," which are entitled to share ratably in the ordinary dividends of the Company or share ratably in the proceeds of any liquidation of the Company after the payment of all preferential claims, and shall include, without limitation, the Class A Common Stock, Class B Common Stock, Class C Common Stock,
Class D Common Stock and the No-Class Common Stock of the Company authorized on the Issue Date, but shall not include the New Preferred Stock.

                  "Consent Solicitation" means the Company's solicitation of consents from registered holders
                   --------------------
of Old Notes to the proposed amendments to the Old Indenture and of consents from registered holders of shares of its 13-1/2% Exchangeable Preferred Stock to the proposed amendments to the Certificate of
Designation of the Company with respect thereto.

                  "Convertible Security" shall mean any securities convertible into or exercisable or
                   --------------------
exchangeable for, and all other options and rights to purchase or subscribe for, Common Stock or other
Convertible Securities, in each case, whether outstanding on the Issue Date or thereafter issued.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.
                   ------------

                  "Exchange Offer" means the offer by the Company pursuant to the Offer to Exchange to
                   --------------
exchange (i) New Notes, Series A Warrants and cash for all outstanding Old Notes and (ii) Series A Warrants for all outstanding shares of the Company's 13-1/2% Exchangeable Preferred Stock.

                  "Exchangeable Preferred Stock" means the Company's 13-1/2% Exchangeable Preferred Stock, as
                   ----------------------------
such is reclassified and/or renamed in connection with the Financial Restructuring, and the New Preferred
Stock.

                  "Financial Restructuring" means the various transactions contemplated by the Restructuring
                   -----------------------
Agreement, including but not limited to the Exchange Offer, the Consent Solicitation and the purchase by certain foreign purchasers of the New Preferred Stock and Series B Warrants.

                  "Independent Financial Expert" means a nationally recognized independent investment banking,
                   ----------------------------
appraisal or accounting firm.

                  "Initial Control Group" means Investcorp S.A., its Affiliates, any Person acting in the
                   ---------------------
capacity of an underwriter or initial purchaser in connection with a public or private offering of the
Company's Capital Stock, any employee benefit plan of the Company or any of its subsidiaries or any participant therein, a trustee or other fiduciary holding securities under any such employee benefit plan or any Permitted Transferee of any of the foregoing Persons.

                  "Issue Date" means May 10, 2001, the date of the consummation of the Exchange Offer and
                   ----------
Consent Solicitation.

                  "Issuer" means the Company.
                   ------

                  "New Preferred Stock" means the Company's 13% Convertible Exchangeable Preferred Stock, each
                   -------------------
share of which is convertible into 150 shares of Class A Common Stock, subject to adjustment as set forth in the related Certificate of Designations, including any shares of the Company's 13% Convertible Exchangeable
Preferred Stock issued from time to time as payment of dividends thereon.

                  "No-Class Common Stock" means the class of common stock designated in the Charter as "Common
                   ---------------------
Stock" of the Company, par value $.01 per share.

                  "Old Indenture" means that certain Indenture, dated as of July 31, 1998, between HH
                   -------------
Acquisition Corp., as predecessor to the Company, and United States Trust Company of New York, as Trustee (as
amended by the First Supplemental Indenture, dated as of August 11, 1998, among the Company, the subsidiaries of the Company listed on the signature pages thereto and the Trustee).

                  "Permitted Transferee" means, with respect to any Person, (i) any other Person, directly or
                   --------------------
indirectly, controlling or controlled by or under direct or indirect common control with such specified
Person, (ii) the spouse, former spouse, lineal descendants, heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of any such Person, (iii) a trust, the beneficiaries of which, or a corporation or partnership or limited liability company, the stockholders, general or limited partners or members of which, include only such Person or his or her spouse, lineal descendants or heirs, in each case to whom such Person has transferred, or through which it holds, the beneficial ownership of any securities of the Company and (iv) any investment fund or investment entity that is a subsidiary of such Person or a
Permitted Transferee of such Person.

                  "Person" means any individual, corporation, limited liability company, partnership, joint
                   ------
venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Restructuring Agreement" means that certain Agreement, dated as of March 13, 2001, among
                   -----------------------
the Company, Investcorp S.A. and certain holders of the Company's 11% Senior Subordinated Discount Notes due
2008 and the Company's 13-1/2% Exchangeable Preferred Stock.

                  "SEC" means the Securities and Exchange Commission.
                   ---

                  "Securities Act" means the Securities Act of 1933, as amended.
                   --------------

                  "Series B Warrants" means warrants issued to certain foreign purchasers at the Issue Date,
                   -----------------
each Series B Warrant initially entitling the holder thereof to purchase one share of Class A Common Stock of the Company.

                  "Time of Determination" means (i) in the case of any distribution to existing shareholders
                   ---------------------
to which Section 12(c) applies, the time and date of the determination of shareholders entitled to receive such securities or property, (ii) in the case of any conversion of any New Preferred Stock to which Section
12(d) applies, the earlier of immediately prior to the conversion of New Preferred Stock on the date of conversion and the date of public announcement thereof, or (iii) in the case of any other issuance and sale to which Section 12(b) or 12(c) applies, the time and date of such issuance or sale.

                  "Trigger Date" means the earliest of:  (1) the occurrence of a Change of Control; (2) the
                   ------------
date of an initial public offering of Common Stock of the Company; (3) the full redemption of all New Notes at the option of the Company and (4) the Expiration Date.

                  "Voting Stock" of any Person as of any date means the Capital Stock of such Person that is
                   ------------
at the time entitled to vote in the election of the Board of Directors of such Person, excluding, however,
Exchangeable Preferred Stock.

                  "Warrant Shares" means the shares of Class A Common Stock, any shares of No-Class Common
                   --------------
Stock into which Class A Common Stock has been converted pursuant to the Charter, and/or other securities, if any, issuable upon exercise of Series A Warrants from time to time.

                  SECTION 1.  Appointment of Warrant Agent.  The Company hereby appoints the Warrant Agent to
                              ----------------------------
act as agent for the Company in accordance with the instructions hereinafter set forth in this Agreement, and the Warrant Agent hereby accepts such appointment.

                  SECTION 2.  Warrant Certificates.  The certificates representing the Series A Warrants
                              --------------------
("Warrant Certificates") will initially be issued either in global form (the "Global Warrants") or in
----------------------                                                        ---------------
registered form as definitive Warrant Certificates (the "Definitive Warrants"), in either case substantially
                                                         -------------------
in the form of Exhibit A attached hereto.  Any Global Warrants to be delivered pursuant to this Agreement
               ---------
shall bear the legend set forth in Exhibit B attached hereto.  The Global Warrants shall represent such of
                                   ---------
the outstanding Series A Warrants as shall be specified therein, and each Global Warrant shall provide that it shall represent the aggregate amount of outstanding Series A Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Series A Warrants represented thereby may from time to time be reduced or increased, as appropriate.  Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Series A Warrants represented thereby shall be made by the
Warrant Agent and the Depositary in accordance with instructions given by the Holder thereof.  The Depository
Trust Company ("DTC") shall act as the "Depositary" with respect to the Global Warrants until a successor
                ---                     ----------
shall be appointed by the Company and the Warrant Agent.  Upon written request, a Holder of Series A Warrants may receive from the Warrant Agent or the Depositary Definitive Warrants as set forth in Section 6 hereof.

                  SECTION 3.  Execution of Warrant Certificates.  Warrant Certificates shall be signed on
                              ---------------------------------
behalf of the Company by its Chairman of the Board, President, Chief Executive Officer, a Vice President,
Treasurer, an Assistant Treasurer or Chief Financial Officer and by its Secretary or an Assistant Secretary.
Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of any such present or future officer and may be imprinted or otherwise reproduced on the Warrant Certificates.

                  In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the
Warrant Agent, or disposed of by the Company, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of the Company; and any
Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company as aforesaid to sign such
Warrant Certificate, although at the date of the execution of this Agreement any such person was not such officer.

                  Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

                  SECTION 4.  Warrant Office; Registration and Countersignature.  The Company shall maintain
                              -------------------------------------------------
an office or agency where Series A Warrants may be presented for exercise and registration of transfer or exchange which shall initially be in the Borough of Manhattan, City of New York (the "Warrant Office").  The
                                                                                      --------------
initial Warrant Office shall be the principal office of the Warrant Agent located at 30 Broad Street,
B-Level, New York, New York 10004-2304.  The Series A Warrants shall be numbered and shall be registered on the books of the Company maintained at the Warrant Office (the "Warrant Register") as they are issued.  The
                                                                ----------------
Warrant Agent shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of all Holders.

                  Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned.  The Warrant Agent shall, upon written instructions of the
Chairman of the Board, the President, Chief Executive Officer, a Vice President, the Treasurer, an Assistant
Treasurer, Chief Financial Officer, Secretary or an Assistant Secretary of the Company, initially countersign and deliver Series A Warrants, each Series A Warrant initially entitling the Holder thereof to purchase one

Warrant Share, and shall thereafter countersign and deliver Series A Warrants as otherwise provided in this
Agreement.

                  The Company and the Warrant Agent may deem and treat the registered holders (the "Holders"
                                                                                                    -------
or "Warrantholders") of the Warrant Certificates as the absolute owners thereof (notwithstanding any notation
    --------------
of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the
Warrant Agent shall be affected by any notice to the contrary.

                  SECTION 5.  Transfer and Exchange of Series A Warrants.  The Warrant Agent shall from time
                              ------------------------------------------
to time, subject to the limitations of Section 6, register the transfer of any outstanding Series A Warrants upon the records to be maintained by it for that purpose, upon surrender thereof duly endorsed or accompanied
(if so required by it) by a written instrument or instruments of transfer in form satisfactory to the Warrant
Agent, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney.  Subject to the terms of this Agreement, each
Warrant Certificate may be exchanged for another certificate or certificates entitling the Holder thereof to purchase a like aggregate number of Warrant Shares as the certificate or certificates surrendered then entitle each Holder to purchase.  Any Holder desiring to exchange a Warrant Certificate or Certificates shall make such request in writing delivered to the Warrant Agent, and shall surrender, duly endorsed or accompanied (if so required by the Warrant Agent) by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent, the Warrant Certificate or Certificates to be so exchanged.

                  Upon registration of transfer, the Company shall execute and the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate or Certificates to the Person or Persons
entitled thereto.  The Warrant Certificates may be exchanged at the option of the Holder thereof, when surrendered at the Warrant Office, for another Warrant Certificate, or other Warrant Certificates of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares.

                  No service charge shall be made for any exchange or registration of transfer of Warrant
Certificates, but the Company may require payment of a sum sufficient to cover any stamp or other tax or other governmental charge that is imposed in connection with any such exchange or registration of transfer.

                  SECTION 6.  Registration of Transfers and Exchanges.
                              ---------------------------------------

                  (a)  Transfer and Exchange of Series A Warrants.  When Series A Warrants are presented to
                       ------------------------------------------
the Warrant Agent with a request:

                    (i)    to register the transfer of the Series A Warrants; or

                   (ii)    to exchange such Definitive Warrants for an equal number of Series A Warrants of other authorized denominations,

the Warrant Agent shall register the transfer or make the exchange as requested if (and may refuse to register any transfer or exchange unless) the requirements under this Agreement as set forth in this

Section 6 for such transactions are met; provided, however, that the Series A Warrants presented or
                                         --------  -------
surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the
Holder thereof or by his or her attorney, duly authorized in writing.

                  (b)  Restrictions on Transfer of a Definitive Warrant for a Beneficial Interest in a Global
                       ---------------------------------------------------------------------------------------
Warrant.  A Definitive Warrant may not be transferred by a Holder for a beneficial interest in a Global
-------
Warrant except upon satisfaction of the requirements set forth below.  Upon (i) receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Series A Warrants represented by the Global Warrant, (ii) then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of
Warrant Shares represented by the Global Warrant to be increased accordingly.  If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall upon written instructions from the  Company authenticate a new Global Warrant in the appropriate amount.

                  (c)  Transfer or Exchange of Global Warrants.  The transfer or exchange of Global Warrants
                       ---------------------------------------
or beneficial interests therein shall be effected through the Depositary, in accordance with this Section 6, this Agreement (including the restrictions on transfer set forth herein) and the procedures of the Depositary therefor.

                  (d)  Transfer or Exchange of a Beneficial Interest in a Global Warrant for a Definitive
                       -----------------------------------------------------------------------------------
Warrant.
-------

                    (i)    Any Person having a beneficial interest in a Global Warrant may transfer or exchange such beneficial interest for a Definitive Warrant upon receipt by the
                           Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any
                           Person having a beneficial interest in a Global Warrant, including a written order containing registration instructions.  In such event, then the Warrant Agent will cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the aggregate amount of the Global Warrant to be reduced and, following such reduction, the Company will execute and, upon receipt of an countersignature order in the form of an officers' certificate (a certificate signed by two officers of the Company, one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate")), the Warrant Agent will countersign and
                                         ---------------------
                           deliver to the transferee a Definitive Warrant.

                   (ii)    Definitive Warrants issued in exchange for a beneficial interest in a Global
                           Warrant pursuant to this Section 6 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing.  The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Series A Warrants are so registered and adjust the Global
                           Warrant pursuant to paragraph (h) of this Section 6.

                  (e)  Restrictions on Transfer or Exchange of Global Warrants.  Notwithstanding any other
                       -------------------------------------------------------
provisions of this Agreement (other than the provisions set forth in subsection (f) of this Section 6), a
Global Warrant may not be transferred or exchanged as a whole except by the Depositary to a nominee of the
Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the
Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

                  (f)  Exchange of Definitive Warrants for Global Warrants .  If at any time:
                       ----------------------------------------------------

                    (i)    the Depositary for the Global Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrants and a successor Depositary for the Global Warrant is not appointed by the Company within
                           90 days after delivery of such notice; or

                   (ii)    the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants for all Global Warrants under this Agreement,

then the Company will execute, and the Warrant Agent will, upon receipt of an Officers' Certificate requesting the countersignature and delivery of Definitive Warrants, countersign and deliver Definitive
Warrants, in an aggregate number equal to the aggregate number of Series A Warrants represented by the Global
Warrant, in exchange for such Global Warrant.

                  (g)  Cancellation or Adjustment of a Global Warrant.  At such time as all beneficial
                       ----------------------------------------------
interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to the Company or, upon written order to the Warrant Agent in the form of an Officers' Certificate from the Company, retained and canceled by the Warrant Agent.  At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive
Warrants, redeemed, repurchased or canceled, the number of Series A Warrants represented by such Global
Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent to reflect such reduction.

                  (h)  Legends.  Except for Global Warrants which will bear the legend set forth in Exhibit B
                       -------                                                                      ---------
and any global Warrant Shares bearing a legend substantially in the same form as set forth in Exhibit B, the
                                                                                              ---------
Warrant Certificates and certificates representing Warrant Shares will not bear any legends.

                  (i)  Obligations with Respect to Transfers and Exchanges of Definitive and Global Warrants.
                       -------------------------------------------------------------------------------------

                    (i)    To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate Definitive and Global Warrants.

                   (ii)    All Definitive and Global Warrants issued upon any registration, transfer or exchange of Definitive and Global Warrants shall be the valid obligations of the
                           Company, entitled to the same benefits under this Agreement as the Definitive and
                           Global Warrants surrendered upon the registration of transfer or exchange.

                  (iii)    Prior to due presentment for registration of transfer of any Series A Warrant, the
                           Warrant Agent and the Company may deem and treat the Person in whose name any
                           Series A Warrant is registered as the absolute owner of such Series A Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

                  (j)  Payment of Taxes.  The Company will pay all documentary stamp taxes attributable to the
                       ----------------
initial issuance of the Series A Warrants and Warrant Shares upon the exercise of Series A Warrants;
provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in
          -------
respect of any transfer involved in the issue of any Warrant Certificates or any certificates for the Warrant
Shares in a name other than that of the registered Holder of a Warrant Certificate surrendered upon the exercise of a Series A Warrant, and the Company shall not be required to issue or deliver such Warrant
Certificates or any certificates for the Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no such tax is payable.

                  SECTION 7.  Terms of Series A Warrants; Exercise of Series A Warrants.  Subject to the terms
                              ---------------------------------------------------------
of this Agreement, each Warrantholder shall have the right, which may be exercised at any time and from time to time commencing on or after the Trigger Date and until 5:00 p.m., New York City time, on August 1, 2009
(the "Expiration Date"), to receive from the Company upon the exercise of each Series A Warrant the number of
      ---------------
fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Series A Warrants and payment of the Exercise Price (as defined in the following paragraph of this Section 7) for such Warrant Shares.  Each Series A Warrant not exercised prior to the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time (without prejudice to any claims or causes of action which may have arisen prior thereto).  Upon exercise of the Series A Warrants, the Holders shall not be paid or owed any dividends on

                                       10

Warrant Shares for which the record date for such dividends is prior to the exercise of the related Series A
Warrants.

                  The price per share at which Warrant Shares shall be purchasable upon exercise of Series A
Warrants (the "Exercise Price") regardless of the Exercise Rate (as defined in Section 12) then in effect,
               --------------
shall be $0.01.  A Series A Warrant may be exercised upon surrender at the Warrant Office, of the Warrant
Certificate or Certificates evidencing the Series A Warrants to be exercised with the form of election to purchase attached thereto (the "Election to Exercise") duly filled in and signed, which signature shall be
                                --------------------
guaranteed by a participant in a recognized Signature Guarantee Medallion Program.

                  The "Exercise Date" for a Series A Warrant shall be the date when all of the items referred
                       -------------
to in the immediately preceding sentence shall be received by the Warrant Agent at or prior to 11:00 a.m.,
New York City time, on a Business Day and the exercise of the Series A Warrants will be effective as of such
Exercise Date.  If any items referred to in such sentence are received after 11:00 a.m., New York City time, on a Business Day, the exercise of the Series A Warrants to which such item relates will be effective on the next succeeding Business Day.  Notwithstanding the foregoing, in the case of an exercise of Series A Warrants on the Expiration Date, if all of the items referred to in such sentence are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on the Expiration Date, the exercise of the Series A Warrants to which such items relate will be effective on the Expiration Date.

                  The Exercise Price may be paid only by the surrender of one or more Warrant Certificates
(and without the payment of the Exercise Price in cash) in exchange for a number of Warrant Shares equal to the product of (a) the number of Warrant Shares for which Series A Warrants are being exercised as of the
Exercise Date (if the Exercise Price were being paid in cash), and (b) the Cashless Exercise Ratio.  The
"Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market
------------------------
Value per Warrant Share on the Exercise Date over the Exercise Price per Warrant Share as of the Exercise
Date and the denominator of which is the Current Market Value per Warrant Share on the Exercise Date.  Upon
surrender of a Warrant Certificate representing more than one Series A Warrant in connection with the
Holder's option to exercise, the number of Warrant Shares deliverable upon exercise shall be equal to the product of the number of Warrant Shares issuable in respect of those Series A Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio.  All provisions of this Agreement shall be applicable with respect to a surrender of a Warrant Certificate for less than the full number of Series A Warrants represented thereby.

                  "Current Market Value" per share of any class of Common Stock of the Issuer at any date
                   --------------------
shall mean:

                  (1)      if such class of Common Stock is not then (A) registered under the Exchange Act and
         (B) traded on a national securities exchange or on the Nasdaq National Market System, (a) the value of such class of Common Stock, determined in good faith by the Board of Directors of the Issuer and certified in a Board Resolution, taking into account the most recently completed arms-length

                                       11

         transaction between the Issuer and a Person other than an Affiliate of the Issuer and the closing of which occurs on such date or shall have occurred within the six-month period preceding such date, or
         (b) if no such transaction shall have occurred on such date or within such six-month period, the fair market value of such security as determined by an Independent Financial Expert, provided that, in the case of the calculation of Current Market Value for determining the cash value of fractional shares, any such determination within six months that is, in the good faith judgment of the Board of
         Directors, a reasonable determination of value, may be utilized); or

                  (2)(a)   if such class of Common Stock is then (A) registered under the Exchange Act and (B)
         traded on a national securities exchange or on the Nasdaq National Market System, the average of the daily closing sales prices of such class of Common Stock for the 20 consecutive trading days immediately preceding such date, or (b) if such class of Common Stock has been registered under the
         Exchange Act and traded on a national securities exchange or on the Nasdaq National Market System for less than 20 consecutive trading days before such date, then the average of the daily closing sales prices for all trading days before such date for which closing sales prices are available, in the case of each of (a) and (b), as certified to the Warrant Agent by the chief executive officer, the president, any executive vice president or the chief financial officer of the Issuer.  The closing sales price of each such trading day shall be the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.

                  Subject to the provisions of Section 6 hereof, upon such surrender of Series A Warrants, the
Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as the Warrantholder may designate a certificate or certificates for the number of Warrant Shares issuable upon the exercise of such Series A Warrants.  Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the Exercise Date.  At the election of the Company, Warrant Shares may initially be issued in global form (the "Global Shares") unless the Holder
                                                                         -------------
otherwise designates, or orders as provided hereinabove, a certificate evidencing the Warrant Shares issuable to such Holder.  Such Global Shares shall represent such of the outstanding Warrant Shares as shall be specified therein and each Global Share shall provide that it represents the aggregate amount of outstanding
Warrant Shares from time to time endorsed thereon and that the aggregate amount of outstanding Warrant Shares represented thereby may from time to time be reduced or increased, as appropriate.  Any endorsement of a
Global Share to reflect any increase or decrease in the amount of outstanding Warrant Shares represented thereby shall be made by the registrar for the Warrant Shares and the Depositary (referred to below) in accordance with instructions given by the holder thereof.  DTC shall (if possible) act as the Depositary with respect to the Global Shares until a successor shall be appointed by the Company and the registrar for the
Warrant Shares.

                  Each single Series A Warrant shall be exercisable only in whole.  In the event that a certificate evidencing Series A Warrants is exercised in respect of fewer than all of the Series A Warrants evidenced thereby at any time prior to the date of expiration of the Series A Warrants, a new certificate evidencing the remaining Series A Warrant or Series A Warrants will be issued, and the Warrant Agent shall,

                                       12

and is irrevocably authorized to, countersign and deliver the required new Warrant Certificate or
Certificates pursuant to this Agreement, and the Company, whenever required by the Warrant Agent, shall promptly supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

                  All Warrant Certificates surrendered upon exercise of Series A Warrants shall be canceled by the Warrant Agent.  Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner consistent with the Warrant Agent's customary procedure for such disposal and in a manner reasonably satisfactory to the Company.  The Warrant Agent shall account promptly to the Company with respect to Series
A Warrants exercised.

                  The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at the Warrant Office.  The
Company shall supply the Warrant Agent from time to time with such numbers of copies of this Agreement as the
Warrant Agent may request.

                  SECTION 8.  Payment of Taxes.  The Company will pay all documentary stamp taxes attributable
                              ----------------
to the initial issuance of Series A Warrants and Warrant Shares upon the exercise of Series A Warrants;
provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in
--------  -------
respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant
Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Series A Warrant, and the Company shall not be required to issue or deliver such Warrant
Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the
Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no such tax is payable.

                  SECTION 9.  Mutilated or Missing Warrant Certificates.  In case any of the Warrant
                              -----------------------------------------
Certificates shall be mutilated, lost, stolen or destroyed, the Company may at its discretion issue and the
Warrant Agent may countersign, in exchange and substitution for and upon cancellation of the mutilated
Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Series A Warrants, but only upon receipt of evidence satisfactory to the Company and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and (in such event) indemnity also satisfactory to them.

                  SECTION 10.  Reservation of Warrant Shares.  The Company will at all times reserve and keep
                               -----------------------------
available, free from preemptive rights, out of the aggregate of its authorized but unissued Class A Common
Stock or its authorized and issued Class A Common Stock held in its treasury, for the purpose of enabling it to satisfy its obligation to issue Warrant Shares upon exercise of Series A Warrants, the maximum number of shares of Class A Common Stock which may then be deliverable upon the exercise of all outstanding Series A
Warrants.  In the event the Warrant Shares include any class of Capital Stock of the Company other than Class
A Common Stock, then the Company shall at that time reserve and keep available, free from preemptive rights, out of the aggregate of such authorized but unissued class of Capital Stock or such authorized and issued class of Capital Stock held in its treasury, for the purpose of enabling it to satisfy its obligation to issue Warrant Shares upon exercise of Series A Warrants, the maximum number of shares of such class of

                                       13

Capital Stock which may then be deliverable upon the exercise of all outstanding Series A Warrants.

                  The Company or, if appointed, the transfer agent for the Class A Common Stock (the "Transfer
                                                                                                      ---------
Agent") and every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the
-----
exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose.  The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's Capital Stock issuable upon the exercise of the rights of purchase represented by the
Series A Warrants. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Series A Warrants upon exercise thereof in accordance with the terms of this Agreement. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 13.  The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto transmitted to each holder pursuant to Section 14 hereof.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Series A
Warrants made in accordance with the terms of this Agreement will, upon issuance, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.  The Company will take no action to increase the par value of the Class A Common Stock to an amount in excess of the Exercise Price, and the Company will not enter into any agreements inconsistent with the rights of Holders hereunder.  The Company will use its reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Agreement.

                  SECTION 11.  Obtaining Stock Exchange Listings.  The Company will from time to time take all
                               ---------------------------------
action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Series A Warrants, will be listed on the principal securities exchanges and markets within the United
States of America (including the Nasdaq National Market System), if any, on which the Warrant Shares are then listed.

                  SECTION 12.  Adjustment of Number of Warrant Shares Issuable.  The number of shares of Class
                               -----------------------------------------------
A Common Stock issuable upon the exercise of each Series A Warrant (the "Exercise Rate") is subject to
                                                                         -------------
adjustment from time to time upon the occurrence of the events enumerated in this Section 12.  The Exercise
Rate shall initially be 1.0.

                  (a)  Adjustment for Changes in Common Stock.  If, after the Issue Date, the Company:
                       --------------------------------------

                    (i)    pays a dividend or makes a distribution on shares of any class of its Common Stock payable in shares of its Common Stock;

                                       14

                   (ii)    subdivides or splits any of its outstanding shares of any class of Common Stock into a greater number of shares;

                  (iii)    combines any of its outstanding shares of any class of Common Stock into a smaller number of shares; or

                   (iv)    issues by reclassification of any class of its Common Stock any shares of any of its Common Stock;

then the Exercise Rate in effect immediately prior to such action for each Series A Warrant then outstanding shall be adjusted by multiplying the Exercise Rate in effect immediately prior to such action by a fraction
(A) the numerator of which shall be the number of shares of all classes of Common Stock outstanding immediately after such action giving pro forma effect to the exercise of all Series A Warrants, all Series B
Warrants and all other then outstanding Convertible Securities (other than the New Preferred Stock) and (B)
the denominator of which shall be the number of shares of all classes of Common Stock outstanding immediately prior to such action or the record date applicable to such action, if any (regardless of whether the Series A
Warrants then outstanding are then exercisable and giving pro forma effect to the exercise of all Series A
Warrants, all Series B Warrants and all other then outstanding Convertible Securities (other than the New
Preferred Stock)).  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.  In the event that such dividend or distribution is not so paid or made or such subdivision, combination or reclassification is not effected, the Exercise Rate shall again be adjusted to be the Exercise Rate which would then be in effect if such record date or effective date had not been so fixed.

                  If after an adjustment a holder of a Series A Warrant upon exercise of such Series A Warrant may receive shares of two or more classes of Capital Stock of the Company, the Exercise Rate shall thereafter be subject to adjustment upon the occurrence of an action taken with respect to any such class of Capital
Stock as is contemplated by this Section 12 with respect to the Common Stock, on terms comparable to those applicable to Common Stock in this Section 12.

                  (b)  Adjustment for Certain Sales of Common Stock Below Current Market Value.  If, at any
                       -----------------------------------------------------------------------
time after the Issue Date, the Company issues or sells any shares of any class of Common Stock or any
Convertible Security (other than (1) pursuant to the exercise of the Series A Warrants or Series B Warrants,
(2) the issuance or the conversion of the New Preferred Stock, (3) pursuant to any Convertible Security outstanding as of the Issue Date (to the extent in accordance with the terms of such Convertible Security as in effect on such date), and (4) upon the conversion, exchange or exercise of any Convertible Security as to which upon the issuance thereof an adjustment pursuant to this Section 12 has been made (or was not required under the foregoing clause (1), (2) or (3)) at a price per share (plus, in the case of any Convertible
Security, any consideration (on a per share basis) receivable upon conversion, exchange or exercise, as applicable) below the then Current Market Value, the Exercise Rate for each Series A Warrant then outstanding shall be adjusted in accordance with the formula:

                                       15

 ...........................E1.......=           E x (O+N)
                                            ------------------
                  ..................        (O + (N x P/M))

where:

E1         =             the adjusted Exercise Rate immediately after the Time of Determination;
E          =             the pre-adjusted current Exercise Rate immediately prior to the Time of Determination;
O          =             the aggregate number of shares of Common Stock of all classes outstanding immediately prior to such issuance or sale of such Common Stock or Convertible Securities, as the case may be;
N          =             the number of shares of Common Stock of any class so issued or sold or the maximum stated number of shares of Common Stock of any class issuable upon the conversion, exchange or exercise of any such Convertible Securities, as the case may be;
P          =             the proceeds per share of Common Stock of the relevant class received by the Company, which (i) in the case of shares of Common Stock of any class is the amount received by the Company in consideration for the sale and issuance of such shares; and (ii) in the case of Convertible Securities is the amount received by the Company in consideration for the sale and issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration, other than the surrender of such Convertible
                         Securities, payable to the Company upon exercise, conversion or exchange thereof; and
M          =             the Current Market Value as of the Time of Determination of a share of Common Stock of the relevant class.

                  The adjustment shall become effective immediately after the Time of Determination with respect to the issuance or sale to which this paragraph (b) applies.  To the extent that shares of Common
Stock are not delivered after the expiration of such Convertible Securities (or any Convertible Securities underlying such Convertible Securities), the Exercise Rate for each Series A Warrant then outstanding shall be readjusted to the Exercise Rate which would otherwise be in effect had the adjustment made upon the issuance or sale of such Convertible Securities been made on the basis of delivery of only the number of shares of Common Stock actually delivered.

                  Notwithstanding the foregoing, no adjustment shall be made under this paragraph (b) if the application of the formula stated above in this paragraph (b) would result in a value of E1 that is lower than the value of E.

                  Notwithstanding the foregoing, no adjustment shall be made under this paragraph (b) for any adjustment which is the subject of paragraphs (a), (c) or (d) of this Section 12.

                                       16

                  Notwithstanding the foregoing, no adjustment in the Exercise Rate will be required in respect of:  (a) the grant of any stock option or other stock incentive award pursuant to any stock option or stock incentive plan or arrangement as disclosed in the Annual Report attached as Appendix C to the Offer to
Exchange, (b) the grant of any stock option or stock incentive award at an exercise price at least equal to the lesser of the Exercise Price or the then Current Market Value, (c) the grant of any other stock option or stock incentive award to any officer or employee of the Company or any of its subsidiaries pursuant to any compensatory plan or arrangement that has been approved by the Company's Board of Directors pursuant to a
Board Resolution, or (d) the exercise of any such option or award referred to in clause (a), (b) or (c).

                  (c)  Adjustment upon Certain Distributions.
                       -------------------------------------

                    (i)    If at any time after the Issue Date the Company grants, issues or sells any
Convertible Security or Capital Stock (other than Common Stock) or rights to purchase or subscribe for the same pro rata to the record holders of any class of Common Stock ("Distribution Rights") or, without
     --- ----                                                      -------------------
duplication, makes any dividend or distribution (other than a distribution pursuant to a plan of liquidation)
(a "Distribution") on shares of any class of Common Stock (whether in cash, property, evidences of
    ------------
indebtedness, or otherwise), then the Exercise Rate shall be adjusted in accordance with the formula:

                                    E1      =        E x (M/(M-F))

where:

E1       =        the adjusted Exercise Rate immediately after the Time of Determination;

E        =        the pre-adjusted Exercise Rate immediately prior to the Time of Determination;

M        =        the Current Market Value at the Time of Determination;

F        =        the fair market value at the Time of Determination of such portion of the, Convertible
                  Securities, Capital Stock or rights to purchase or subscribe for the same, cash, property, evidences of indebtedness, or other assets distributable pursuant to such Distribution
                  Rights or Distribution per share of outstanding Common Stock.

                  The adjustment shall become effective immediately after the Time of Determination with respect to the shareholders entitled to receive the Convertible Securities, Capital Stock or rights to purchase or subscribe for the same, cash, property, evidences of indebtedness, or other assets to which this paragraph (c)(i) applies.  Notwithstanding the foregoing, no adjustment shall be made under this paragraph
(c) if the application of the formula stated above in this paragraph (c)(i) would result in a value of E1 that is lower than the value of E.  Notwithstanding the foregoing, this paragraph (c)(i) does not apply to any securities which result in an adjustment pursuant to paragraphs (a) or (d) of this Section 12.

                                       17

                   (ii)    Notwithstanding the provisions of paragraph (c)(i) of this Section 12, an event which would otherwise give rise to an adjustment pursuant to Section 12(c)(i) shall not give rise to such adjustment if the Company grants, issues or sells Distribution Rights to the Holders of Series A Warrants or
includes the holders of the Series A Warrants in such Distribution, in each case on a pro rata basis,
                                                                                      --- ----
assuming for the purpose of this Section 12(c)(ii) that (x) all outstanding shares of Common Stock are of one class and (y) the Series A Warrants had been exercised.

                  (iii)    Notwithstanding anything to the contrary set forth in this Section 12(c), if, at any time on or prior to the Expiration Date, the Company makes any distribution pursuant to any plan of liquidation (a "Liquidating Distribution") on shares of Class A Common Stock (whether in cash, property,
                ------------------------
evidences of indebtedness or otherwise), then, subject to applicable law, the Company shall make to each
Holder of Series A Warrants the aggregate Liquidating Distribution which such Holder would have acquired if such Holder had held the maximum number of Warrant Shares acquirable upon the complete exercise of each
Holder's Series A Warrants (regardless of whether the Series A Warrants are then exercisable) immediately before the Time of Determination of shareholders entitled to receive such Liquidating Distribution.

                  (d)  Possible Adjustment upon Conversions of New Preferred Stock.  If, at any time after the
                       -----------------------------------------------------------
Issue Date, any holder of New Preferred Stock converts such holder's shares into shares of Common Stock, then the Exercise Rate in effect for each Series A Warrant outstanding at the Time of Determination shall be adjusted in accordance with the following formula:

 ...........................E1.......=       E x  WN + WE
                                                 -------
                  ..................                  WE

where:

E1         =             the adjusted Exercise Rate immediately after the Time of Determination;
E          =             the pre-adjusted Exercise Rate immediately prior to the Time of Determination;
VC         =             the aggregate fair market value of all shares of Common Stock of all classes outstanding at the Time of Determination, determined as described below;
VP         =             the aggregate liquidation preference of the shares of New Preferred Stock  being converted at the Time of Determination, plus any accrued but unpaid dividends thereon at such Time of Determination;
CS         =             the aggregate number of shares of outstanding Common Stock at the Time of Determination, determined giving pro forma effect to the exercise of all Series A Warrants, all Series
                         B Warrants and all other then outstanding Convertible Securities (other than the New
                         Preferred Stock);
PS         =             the number of shares of Common Stock into which the shares of New Preferred Stock being converted are convertible at the Time of Determination;

                                       18

WE         =             the aggregate number of shares issuable upon exercise of all unexercised Series A
                         Warrants or Series B Warrants outstanding at the Time of Determination;
WN         =             (WE/CS)(VC)(CS + PS) - WE (VC + VP)
                         -----------------------------------
                                      (1-WE/CS)(VC) + VP

                         , which is the aggregate number of additional Warrant Shares issuable as a result of adjustment pursuant to this Section 12(d).

                  For purposes of the foregoing, VC at the Time of Determination shall be calculated as follows:

                  (1)      if the No-Class  Common Stock is not, at the Time of Determination, (A) registered under the Exchange Act and (B) traded on a national securities exchange or on the Nasdaq National
         Market System, (a) the portion of VC attributable to each class of Common Stock shall be calculated using the value of a share of such class of Common Stock at the Time of Determination, determined in good faith by the Board of Directors of the Issuer and certified in a Board Resolution, taking into account (with respect to such class of Common Stock) the most recently completed arms-length transaction between the Issuer and a Person other than an Affiliate of the Issuer, the closing of which occurs on the date of the Time of Determination or shall have occurred within the six-month period preceding such date, or (b) if no such transaction shall have occurred with respect to any class of Common Stock on such date or within such six-month period, the portion of VC attributable to such class of Common Stock shall be determined by an Independent Financial Expert; and

                  (2)      if the No-Class Common Stock is, at the Time of Determination, (A) registered under the Exchange Act and (B) traded on a national securities exchange or on the Nasdaq National Market
         System, VC shall be calculated using the following formula:

                                            VC = (CS - OW) x P

         where:

OW         =             the aggregate number of shares of Common Stock issuable upon conversion, exchange or exercise of all outstanding Convertible Securities (other than the New Preferred Stock)
                         which have a conversion, exchange or exercise price at the Time of Determination which is equal to or greater than P at such Time of Determination;
P          =              (a) the average of the daily closing sales prices of the No-Class  Common Stock for the
                         20 consecutive trading days immediately preceding the Time of Determination, or (b) if

                                       19

                         the No-Class  Common Stock has been registered under the Exchange Act and traded on a national securities exchange or on the Nasdaq National Market System for less than 20 consecutive trading days before the Time of Determination, then P  shall be the average of the daily closing sales prices for all of the trading days before the Time of
                         Determination  for which closing sales prices are available, in the case of each of (a)
                         and (b), as certified to the Warrant Agent by the chief executive officer, the president, any executive vice president or the chief financial officer of the Issuer.
                         The closing sales price of each such trading day shall be the closing sales price, regular way, on such day, or if no sale takes place on such day, the average of the closing bid and asked prices on such day.

         Each adjustment shall become effective immediately after the Time of Determination with respect to each conversion of the shares of New Preferred Stock to which this paragraph (d) applies.  Notwithstanding the foregoing, no adjustment shall be made under this paragraph (d) if the application of the formula stated
above in this paragraph (d) would result in a value of E1 that is lower than the value of E.

                  (e)  Notice of Adjustment.  Whenever the Exercise Rate is adjusted, the Company shall
                       --------------------
promptly mail to holders of Series A Warrants then outstanding at the addresses appearing on the Warrant
Register a notice of the adjustment.  The Company shall file with the Warrant Agent such notice and a certificate from the Company's Chief Financial Officer briefly stating the facts requiring the adjustment and the manner of computing it.  The certificate shall be conclusive evidence that the adjustment is correct, absent manifest error.  The Warrant Agent shall not be under any duty or responsibility with respect to any such certificate except to exhibit the same during normal business hours to any holder desiring inspection thereof.

                  (f)  Reorganization of Company; Fundamental Transaction.
                       --------------------------------------------------

                       (i)    If the Company, in a single transaction or through a series of related transactions, consolidates with or merges with or into any other Person or sells, assigns, transfers, leases, conveys or otherwise disposes of all or substantially all of its properties and assets to another Person or group of affiliated Persons or is a party to a merger or binding share exchange which reclassifies or changes its outstanding Common Stock (a "Fundamental Transaction"), as a condition to consummating any such
                                 -----------------------
transaction the Person formed by or surviving any such consolidation or merger if other than the Company or the Person to whom such transfer has been made (the "Surviving Person") shall enter into a supplemental
                                                     ----------------
warrant agreement.  Such supplemental warrant agreement shall provide (a) that the holder of a Series A
Warrant then outstanding may exercise the Series A Warrant for the kind and amount of securities, cash or other assets which such holder would have received immediately after the Fundamental Transaction if such holder had exercised the Series A Warrant and, if such Series A Warrant is then exercisable for shares of a class of Common Stock that is convertible into shares of another class of Common Stock, if such holder had converted such Warrant Shares into such other class of Common Stock, in each case immediately before the effective date of such Fundamental Transaction (whether or not the Series A Warrants were then exercisable),

                                       20

it being understood that the Series A Warrants will remain exercisable only in accordance with their terms so that conditions to exercise will remain applicable, such as surrender of the Warrant Certificate, assuming
(to the extent applicable) that such holder (i) was not a constituent Person or an affiliate of a constituent
Person to such transaction, (ii) made no election with respect thereto, and (iii) was treated alike with the plurality of non-electing holders, and (b) that the Surviving Person shall succeed to and be substituted to every right and obligation of the Company in respect of this Agreement and the Series A Warrants.  Such supplemental warrant agreement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12.  The Surviving Person shall mail to holders of Series A Warrants at the addresses appearing on the Warrant Register a notice briefly describing any such supplemental warrant agreement.  If the issuer of securities deliverable upon exercise of Series A
Warrants is an affiliate of the Surviving Person, that issuer shall join in the supplemental warrant agreement.

                      (ii)    Notwithstanding the foregoing, if the Company enters into a Fundamental
Transaction with another Person (other than a subsidiary or Affiliate of the Company) and consideration is payable to holders of shares of Capital Stock (or other securities or property) of the same class as that issuable or deliverable upon exercise of the Series A Warrants in exchange for such shares in connection with such Fundamental Transaction, which consideration consists solely of cash (assuming (to the extent applicable) that each such holder (i) was not a constituent Person or an affiliate of a constituent Person to such transaction, (ii) made no election with respect thereto, and (iii) was treated alike with the plurality of non-electing holders), then the holders of Series A Warrants shall be entitled to receive distributions on the date of such event on an equal basis with holders of such shares (or other securities issuable upon exercise of the Series A Warrants) as if the Series A Warrants had been exercised immediately prior to such event, less the aggregate Exercise Price therefor.  Upon receipt of such payment, if any, the rights of a holder of such Series A Warrant shall terminate and cease and such holder's Series A Warrants shall expire.

                     (iii)    If this paragraph (f) applies, it shall supersede the application of paragraph
(a) of this Section 12.

                  (g)  Other Events.  If any event occurs as to which the provisions of this Section 12 are
                       ------------
not strictly applicable or, if strictly applicable, would not, in the good faith judgment of the Board of
Directors of the Company, fairly and adequately protect the rights of the Warrantholders in accordance with the essential intent and principles of such provisions, then such Board of Directors shall make such adjustments in the application of such provisions, in accordance with such essential intent and principles, as shall be reasonably necessary, in the good faith opinion of such Board of Directors, to protect such rights as aforesaid, but in no event shall any such adjustment have the effect of decreasing the Exercise
Rate or decreasing the number of Warrant Shares issuable upon exercise of the Series A Warrants.

                  (h)  Company Determination Final.  Any determination that the Company or the Board of
                       ---------------------------
Directors of the Company must make pursuant to this Section 12 shall be conclusive, absent manifest error.

                                       21

                  (i)  Warrant Agent's Adjustment Disclaimer.  The Warrant Agent shall have no duty to
                       -------------------------------------
determine when an adjustment under this Section 12 should be made, how it should be made or what it should
be.  The Warrant Agent shall have no duty to determine whether a supplemental warrant agreement under paragraph (f) need be entered into or whether any provisions of any supplemental warrant agreement are correct.  The Warrant Agent shall not be accountable for and makes no representation as to the validity or value of any securities or assets issued upon exercise of Series A Warrants.  The Warrant Agent shall not be responsible for the Company's failure to comply with this Section 12.

                  (j)  Specificity of Adjustment.  Regardless of any adjustment in the number or kind of
                       -------------------------
shares purchasable upon the exercise of the Series A Warrants, Warrant Certificates theretofore or thereafter issued may continue to express the same number and kind of Warrant Shares per Series A Warrant as are stated
on the Warrant Certificates initially issuable pursuant to this Agreement.

                  (k)  Voluntary Adjustment.  The Company from time to time may increase the Exercise Rate by
                       --------------------
any number and for any period of time; provided that such period is not less than 20 Business Days.  Whenever
                                       --------
the Exercise Rate is so increased, the Company shall mail to holders at the addresses appearing on the
Warrant Register and file with the Warrant Agent a notice of the increase.  The Company shall give the notice at least 15 days before the date the increased Exercise Rate takes effect.  The notice shall state the increased Exercise Rate and the period it will be in effect.  A voluntary increase in the Exercise Rate shall not change or adjust the Exercise Rate otherwise in effect as determined by this Section 12.

                  (l)  Multiple Adjustments.  After an adjustment to the Exercise Rate for outstanding Series
                       --------------------
A Warrants under this Section 12, any subsequent event requiring an adjustment under this Section 12 shall cause an adjustment to the Exercise Rate for outstanding Series A Warrants as so adjusted.  For the purposes of adjustments with respect to Convertible Securities, the maximum number of shares of Capital Stock issuable upon exercise, exchange or conversion of such Convertible Securities shall be deemed to be outstanding, provided that no further adjustment shall be made upon the actual issuance of Capital Stock upon exercise, exchange or conversion of such Convertible Securities.

                  (m)  When De Minimis Adjustment May Be Deferred.  No adjustment in the Exercise Rate shall
                       ------------------------------------------
be required unless such adjustment would require an increase or decrease of at least 1% in such rate;
provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be
          -------
carried forward and taken into account in any subsequent adjustment.  All calculations shall be made by the
Issuer and shall be rounded to the sixth decimal place.  No adjustment need be made for a change in the par value or no par value of the Common Stock and no adjustment shall be deferred beyond the date on which a
Series A Warrant is exercised.

                  (n)  Tag-Along Transfers.
                       -------------------

                       (i)    Notwithstanding anything herein to the contrary, if any holder of Class D Common
Stock (the "Proposed Transferor") notifies the Company that such holder proposes to effect a Tag-Along
            -------------------
Transfer as contemplated by Article IV, Section 4 of the Charter, then immediately prior to the delivery of

                                       22

the Transfer Notice by the Proposed Transferor (as described in Article IV, Section 4(b) of the Charter), any unexercised Series A Warrants (whether or not then exercisable) shall be automatically exercised and the holders of such Series A Warrants shall receive from the Company the number of fully paid and nonassessable
Warrant Shares which such Warrantholders at the time are entitled to receive upon exercise of such Series A
Warrants pursuant to the terms hereof.  Upon exercise of the Series A Warrants, the Holders shall not be paid or owed any dividends on Warrant Shares for which the record date for such dividends is prior to the exercise of the related Series A Warrants.  The Warrant Shares issued pursuant to this Section 12(n)(i) shall be subject to all provisions in the Charter relating to Class A Common Stock, including but not limited to the benefits of the tag-along provisions set forth in Article IV, Section 4 of the Charter and the redemption provisions set forth in Article IV, Section 5 of the Charter.  Upon exercise of the Series A Warrants pursuant to this Section (12)(n)(i), the rights of such Warrantholders as such shall terminate and cease and the Series A Warrants shall expire.

                      (ii)    Capitalized terms not otherwise defined in this Section 12(n) have the meanings set forth in the Charter.

                  (o)  Amendments of the Charter and Series B Warrants.  The Company shall not (actually or in
                       -----------------------------------------------
effect) amend Sections 3, 4 or 5 of Article IV of its Charter (or any successor provisions to such sections)
or the Series B Warrants in a manner that adversely affects the holders of Series A Warrants, without the prior consent of the holders of a majority of the Series A Warrants outstanding (excluding Series A Warrants held by the Company or any of its Affiliates).

                  SECTION 13.  Fractional Interests.  The Company shall not be required to issue fractional
                               --------------------
Warrant Shares upon the exercise of Series A Warrants.  If more than one Series A Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable upon exercise of the Series A Warrants so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable upon the exercise of any Series A Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Current Market Value on the day immediately preceding the date the Series A Warrant is presented for exercise, multiplied by such fraction.

                  SECTION 14.  Notice of Certain Distributions; Certain Rights.  The Company shall give prompt
                               -----------------------------------------------
written notice to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the
Company, to give to each Holder written notice of any determination to make (and the record date for any) a distribution to the holders of its Common Stock of any cash dividends, assets, debt securities, preferred stock, or any rights or warrants to purchase debt securities, preferred stock, assets or other securities of the Company or any other distribution as to which an adjustment may be required under Section 12, which notice shall state the nature and amount of such planned dividend or distribution and the record date therefor, and shall be received by the Holders at least 20 days prior to such record date therefor.  The
Company shall give prompt written notice of the contents of any notice from any holder of New Preferred Stock exercising its right to convert such stock into Common Stock.  The Company shall give prompt written notice

                                       23

to the Warrant Agent and shall cause the Warrant Agent, on behalf of and at the expense of the Company, to give each Holder (a) written notice of the occurrence of the Trigger Date, in advance if practicable, (b)
written notice of the Expiration Date at least 30 days in advance of the Expiration Date and (c) written notices which are distributed to all shareholders of all classes of Common Stock of the Company and which do not contain any information which is confidential, in the reasonable judgment of the Company, provided, however, that notwithstanding the foregoing clause (c), no Holder shall have the right to attend any meeting of stockholders of the Company which are announced in any notice received by such Holder unless such Holder holds shares of Capital Stock of the Company which entitle such Holder to attend such meetings.

                  Except as expressly provided in this Agreement or in any Warrant Certificate, the Holders shall have no right to vote, to consent, to exercise any preemptive rights, or any rights whatsoever as shareholders of the Company.

                  SECTION 15.  Notices to the Company and Warrant Agent.  Any notice or demand authorized by
                               ----------------------------------------
this Agreement to be given or made by the Warrant Agent or by any Holder to or on the Company shall be sufficiently given or made when received at the office of the Company expressly designated by the Company as its office for purposes of this Agreement (until the Warrant Agent is otherwise notified in accordance with this Section 15 by the Company), as follows:

          Harborside Healthcare Corporation                 copies to:
          One Beacon Street                                 Gibson, Dunn & Crutcher, LLP
          Boston, MA  02108                                 200 Park Avenue
          Attn:  William H. Stephan                         48th Floor
                                                            New York, NY  10166
                                                            Attn:  Joerg H. Esdorn

                  Any notice pursuant to this Agreement to be given by the Company or by any Holder(s) to the
Warrant Agent shall be sufficiently given when received by the Warrant Agent at the address appearing below
(until the Company is otherwise notified in accordance with this Section by the Warrant Agent).

                  United States Trust Company of New York
                  114 West 47th Street
                  New York, NY  10036-1532
                  Attn:  Corporate Trust Administration

                  Any notice or communication to a holder shall be mailed by first class mail, postage prepaid, to its address shown on the register kept by Warrant Agent.

                  SECTION 16.  Supplements and Amendments.  (a)  The Company and the Warrant Agent may from
                               --------------------------
time to time supplement or amend this Agreement without the approval of any holders of Series A Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or

                                       24

questions arising hereunder which the Company may deem necessary or desirable, and which, in each case, shall not in any way adversely affect the interests of any holder of Series A Warrants.

                  (b)  No other amendment or modifications of any provision of this Agreement or the Warrant
Certificates or consent to any departure by the Company or Warrant Agent therefrom, shall in any event be effective without written consent of the Holders of a majority of the Series A Warrants, excluding Series A
Warrants held by the Company or any of its Affiliates.  The consent of each Holder of Series A Warrants affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the
Exercise Rate would be decreased (other than pursuant to adjustments provided in this Agreement) or any of the adjustment provisions in this Agreement would be changed in a manner that would have any such effect.

                  After an amendment or modification under this Section 16 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing such amendment or modification.  Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or modification.

                  (c)  Executed or true and correct copies of any amendment or modification effected pursuant to the provisions of this Section 16 shall be delivered by the Company to each Holder of outstanding Series A
Warrants or Warrant Shares forthwith following the date on which the same shall have been executed and delivered by the Holder or Holders of the requisite percentage of outstanding Warrant Shares (but only to the extent the Company has been provided with the addresses for the Holders, in the Warrant Register or otherwise).

                  SECTION 17.  Concerning the Warrant Agent.  The Warrant Agent undertakes the duties and
                               ----------------------------
obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the
Company and the Holders, by their acceptance of Series A Warrants, shall be bound:

                  (a)  The statements contained herein and in the Warrant Certificates shall be taken as statements of the Company, and the Warrant Agent assumes no responsibility for the correctness of any of the same except such as describe the Warrant Agent or any action taken by it.  The Warrant Agent assumes no responsibility with respect to the distribution of the Series A Warrants except as herein otherwise provided.

                  (b)  The Warrant Agent shall be protected and shall not be responsible for and shall incur no liability to the Company or any Holder for any failure of the Company to comply with the covenants contained in this Agreement or in the Series A Warrants to be complied with by the Company.

                  (c)  The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself (through its employees) or by or through its attorneys or agents (which shall not include its employees) and shall not be responsible for the misconduct of any attorney or agent appointed with due care.

                  (d)  The Warrant Agent may consult at any time with legal counsel satisfactory to it (who may be counsel for the Company), and the Warrant Agent shall incur no liability or responsibility to the

                                       25

Company or to any holder in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (e)  Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless such evidence in respect thereof be herein specifically prescribed) may be deemed conclusively to be proved and established by a certificate signed by the Chairman of the Board, the President, one of the Vice Presidents, the Treasurer or the
Secretary of the Company and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this
Agreement in reliance upon such certificate.

                  (f)  The Company agrees to pay the Warrant Agent such compensation for all services rendered by the Warrant Agent in the performance of its duties under this Agreement as may be separately agreed in writing, to reimburse the Warrant Agent for all expenses, taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the performance of its duties under this Agreement
(including, without limitation, reasonable fees and expenses of counsel), and to indemnify the Warrant Agent and its agents, employees, directors, officers and affiliates and save it and them harmless against any and all liabilities, losses and expenses, including, without limitation, judgments, costs and counsel fees, for anything done or omitted by the Warrant Agent in the acceptance and performance of its duties under this
Agreement, except as a result of the Warrant Agent's gross negligence or bad faith, including, without limitation, the costs and expenses of defending against any claim (whether asserted by the Company, a Holder or any other Person) of liability in the premises including reasonable attorneys' fees and expenses.  The provisions of this paragraph shall survive the resignation or removal of the Warrant Agent and the termination of this Agreement.

                  (g)  The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company or one or more holders shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the
Warrant Agent may consider proper, whether with or without any such security or indemnity.  All rights of action under this Agreement or under any of the Series A Warrants may be enforced by the Warrant Agent without the possession of any of the Series A Warrants or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent, and any recovery of judgment shall be for the ratable benefit of the holders, as their respective rights or interests may appear.

                  (h)  The Warrant Agent and any stockholder, director, officer or employee ("Related
                                                                                              --------
Parties") of the Warrant Agent may buy, sell or deal in any of the Series A Warrants or other securities of the Company or become pecuniarily interested in any transactions in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Warrant
Agent under this Agreement or such director, officer or employee.  Nothing herein shall preclude the Warrant
Agent or any Related Party from acting in any other capacity for the Company or for any other legal entity

                                       26

including, without limitation, acting as Transfer Agent or as a lender to the Company or an affiliate thereof.

                  (i)  The Warrant Agent shall act hereunder solely as agent, and its duties shall be determined solely by the provisions thereof.  The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.  No implied duties or obligations shall be read into this Agreement against the Warrant Agent.

                  (j)  The Warrant Agent will be protected and will not incur any liability or responsibility to the Company or to any holder for any action taken, suffered or omitted by it in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties.

                  (k)  The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, Treasurer any Vice
President or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and shall not be liable for any action taken or suffered to be taken by it in good faith and without negligence in accordance with instructions of any such officer or officers.

                  (l)  By countersigning Warrant Certificates or by any other act hereunder the Warrant Agent shall not be deemed to make any representations as to validity or authorization of the Series A Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise or tender of any Series A Warrant, or as to the accuracy of the computation of the
Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Series A Warrant or the correctness of the representations of the Company made in any certifications that the Warrant Agent receives.  The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect either to the Exercise Price or the kind and amount of shares or other securities or any property receivable by holders of Series A Warrants upon the exercise or tender of Series A
Warrants required from time to time, and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of any such calculation.

                  (m)  No provision of this Agreement shall require the Warrant Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

                  SECTION 18.  Change of Warrant Agent.  The Warrant Agent may resign and be discharged from
                               -----------------------
its duties under this Agreement by giving to the Company 30 days' notice in writing.  The Warrant Agent may be removed by like notice to the Warrant Agent from the Company.  If the Warrant Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Warrant
Agent.  If the Company shall fail to make such appointment within a period of 30 days after such removal or

                                       27

after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated
Warrant Agent or by any holder (who shall with such notice submit his Series A Warrant for inspection by the
Company), then any holder or the resigning or removed Warrant Agent may apply to any court of competent jurisdiction for the appointment of a successor to the Warrant Agent.  Pending appointment of a successor to the Warrant Agent, either by the Company or by such court, the duties of the Warrant Agent shall be carried out by the Company.  Any successor warrant agent, whether appointed by the Company or such a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any
State thereof or the District of Columbia and having at the time of its appointment as warrant agent a combined capital and surplus of at least $50,000,000.  After appointment, the successor warrant agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as
Warrant Agent without further act or deed; but the former Warrant Agent shall deliver and transfer to the successor warrant agent any property, documents and records at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for such purpose.  Failure to file any notice provided for in this Section 18, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Warrant Agent or the appointment of the successor warrant agent, as the case may be.  In the event of such resignation or removal, the Company or the successor warrant agent shall mail by first class mail, postage prepaid, to each Holder, written notice of such removal or resignation and the name and address of such successor warrant agent.

                  SECTION 19.  Identity of Transfer Agent.  Forthwith upon the appointment of any Transfer
                               --------------------------
Agent for the Common Stock, or any other shares of the Company's Capital Stock issuable upon the exercise of the Series A Warrants, the Company shall file with the Warrant Agent a statement setting forth the name and address of such Transfer Agent.

                  SECTION 20.  SEC Reports and Other Information.  Notwithstanding that the Company may not be
                               ---------------------------------
required to remain subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, to the
extent permitted by the Exchange Act, the Company will file with the SEC, and provide within 15 days after the Company is required to file the same with the SEC, the Warrant Agent and the Holders with the annual reports and the information, documents and other reports that are specified in Sections 13 and 15(d) of the
Exchange Act.  In the event the Company is not permitted to file such reports, documents and information with the SEC, the Company will provide substantially similar information to the Warrant Agent and the Holders, as if the Company were subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act.
Delivery of such reports, information and documents to the Warrant Agent is for informational purposes only and the Warrant Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on an Officers'
Certificates).

                  SECTION 21.  Successors.  All the covenants and provisions of this Agreement by or for the
                               ----------
benefit of the Company, the Warrant Agent or any holder of Series A Warrants shall bind and inure to the benefit of their respective successors and assigns hereunder.  Notwithstanding the foregoing, the Company shall not assign this Agreement.

                                       28

                  SECTION 22.  Termination.  This Agreement shall terminate on the Expiration Date.
                               -----------
Notwithstanding the foregoing, this Agreement will terminate on any earlier date if all Series A Warrants have been exercised or redeemed pursuant to this Agreement or the Company's Charter.

                  SECTION 23.  Governing Law.  This Agreement and each Warrant Certificate issued hereunder
                               -------------
shall be deemed to be a contract made under the laws of the State of New York and shall be construed in accordance with, and this Agreement, each Warrant Certificate issued hereunder and all disputes hereunder or thereunder shall be governed by, the laws of said State, without regard to the conflict of law rules thereof.  By its execution and delivery of this Agreement, each party hereto irrevocably and unconditionally agrees that any legal action, suit or proceeding against it with respect to any matter under or arising out of or in connection with this Agreement or for recognition or enforcement of any judgment in any such action, suit or proceeding, shall be brought in any federal or state court of competent jurisdiction in the Borough of Manhattan of the City of New York.
                  SECTION 24.  Benefits of This Agreement.  Nothing in this Agreement shall be construed to
                               --------------------------
give to any Person other than the Company, the Warrant Agent and the registered holders of the Warrant
Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Warrant Agent and the registered holders of the
Warrant Certificates.

                  SECTION 25.  Counterparts.  This Agreement may be executed in any number of counterparts and
                               ------------
each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.  Faxed signatures shall be valid and binding for all purposes.

                                       29

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                                     HARBORSIDE HEALTHCARE CORPORATION

                                                     By:
                                                            --------------------------------------------------
                                                            Name:
                                                            Title:

                                                     UNITED STATES TRUST COMPANY OF NEW YORK, as Warrant Agent

                                                     By:
                                                            --------------------------------------------------
                                                            Name:
                                                            Title:

                                       30

                                                                                 Exhibit A

                  The Series A Warrants represented by this certificate may be automatically exercised, upon the occurrence of certain events specified in the Series A Warrant Agreement.  Such automatic exercise can be accomplished without this certificate being surrendered and whether or not the Company gives notice of such automatic exercise.  The Company will furnish without charge to each holder who so requests a copy of the
Series A Warrant Agreement.

                  The Warrant Shares issued pursuant to this security are subject to mandatory redemption by the Company upon the occurrence of certain events specified in the restated certificate of incorporation.
The Company will furnish without charge to each securityholder who so requests a full statement of the designations, preferences, limitations and relative rights of each class of stock or series of stock of the
Company authorized to be issued, so far as they have been determined, and the authority of the Board of
Directors to determine the relative rights and preferences of subsequent classes or series.

No. [     ]

                                               SERIES A WARRANT
                                              WARRANT CERTIFICATE
                                                      OF
                                       HARBORSIDE HEALTHCARE CORPORATION

                  THIS CERTIFIES THAT [                       ], or its registered assigns, is the registered
holder of ______________ Series A Warrants (the "Series A Warrants").  Each Series A Warrant entitles the
                                                 -----------------
holder thereof (the "Holder"), at its option at any time and from time to time on or after the Trigger Date
                     ------
and subject to the provisions contained herein and in the Series A Warrant Agreement referred to and defined below, to purchase from Harborside Healthcare Corporation, a Delaware corporation (the "Company"), one share
                                                                                        -------
of Class A Common Stock, par value $0.01 per share, of the Company (each a "Warrant Share" and collectively,
                                                                            -------------
the "Warrant Shares") at an exercise price per share of $0.01 (the "Exercise Price").
     --------------                                                 --------------

                  This Warrant Certificate shall terminate and become void as of the close of business on
August 1, 2009 (the "Expiration Date") or, if earlier, upon the exercise hereof as to all the Series A
                     ---------------
Warrants evidenced hereby.  The number and kind of shares (and any other consideration, if any) issuable upon exercise of the Series A Warrants shall be subject to adjustment from time to time as set forth in the Series
A Warrant Agreement (as defined).

                  This Warrant Certificate is issued under and in accordance with a Series A Warrant Agreement dated as of May 10, 2001 (the "Series A Warrant Agreement"), between the Company and United States Trust
                               --------------------------
Company of New York, as Warrant Agent, and is subject to the terms and provisions contained in the Series A
Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof.  The Series A Warrant Agreement is hereby incorporated herein by reference and made a part hereof.

                                   A-1

  Reference is hereby made to the Series A Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Warrantholders.  Capitalized
terms used but not defined herein shall have the meanings ascribed thereto in the Series A Warrant
Agreement.  A copy of the Series A Warrant Agreement may be obtained for inspection by the Holder hereof upon written request to the Company at One Beacon Street, Boston, Massachusetts  02108, Attn: William H. Stephan
or the Warrant Agent at United States Trust Company of New York, 114 W. 47th Street, Corporate Trust
Administration, New York, New York  10036.

                  Subject to the terms of the Series A Warrant Agreement, the Series A Warrants may be
exercised upon surrender at the Warrant Office which initially will be the corporate trust office of the
Warrant Agent located at 30 Broad Street, B-Level in New York, New York  10004-2304, of this Warrant
Certificate with the form of election to purchase attached hereto duly filled in and signed, and upon payment to the Warrant Agent for the account of the Company of the Exercise Price for the number of Warrant Shares in respect of which such Series A Warrants are then exercised.  The Exercise Price may be paid only by the surrender of this Warrant Certificate (and without the payment of the Exercise Price in cash) in exchange for such number of shares of Common Stock equal to the product of (a) the number of Warrant Shares for which
Series A Warrants are being exercised as of the Exercise Date (if the Exercise Price were being paid in cash), and (b) the Cashless Exercise Ratio.  The "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Current Market Value per Warrant Share on the Exercise Date over the
Exercise Price per share as of the Exercise Date and the denominator of which is the Current Market Value per
Warrant Share on the Exercise Date.  Upon surrender of a Warrant Certificate representing more than one
Series A Warrant in connection with the holder's option to exercise, the number of Warrant Shares deliverable upon a Cashless Exercise shall be equal to the product of the number of Warrant Shares issuable in respect of those Series A Warrants that the Holder specifies are to be exercised pursuant to a Cashless Exercise multiplied by the Cashless Exercise Ratio.  All provisions of the Series A Warrant Agreement shall be applicable with respect to a surrender of a Warrant Certificate for less than the full number of Series A
Warrants represented thereby.

                  Each single Series A Warrant shall be exercisable only in whole.  In the event that this
Warrant Certificate is exercised in respect of fewer than all of the Series A Warrants evidenced thereby at any time prior to the date of expiration of the Series A Warrants, a new certificate evidencing the remaining
Series A Warrant or Series A Warrants will be issued, and the Warrant Agent shall countersign and deliver the required new Warrant Certificate or Certificates pursuant to the Series A Warrant Agreement, and the Company, whenever required by the Warrant Agent, will promptly supply the Warrant Agent with Warrant Certificates duly executed on behalf of the Company for such purpose.

                  This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

                  The Company will pay all documentary stamp taxes attributable to the initial issuance of the
Series A Warrants and Warrant Shares upon the exercise of Series A Warrants; provided, however, that the
                                                                             --------  -------
Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved

                                      A-2

in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered Holder of a Warrant Certificate surrendered upon the exercise of a Series A Warrant, and the
Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid or that no such tax is payable.

                  The Company shall not be required to issue fractional Warrant Shares upon the exercise of
Series A Warrants.  If more than one Series A Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable upon exercise of the
Series A Warrants so presented.  If any fraction of a Warrant Share would be issuable upon the exercise of any Series A Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the
Current Market Value on the day immediately preceding the date the Series A Warrant is presented for exercise, multiplied by such fraction.

                  All Warrant Shares issuable by the Company upon the exercise of the Series A Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

                  The Company and the Warrant Agent may deem and treat Holders of the Warrant Certificates as the absolute owners thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

                                      A-3

                  The Series A Warrants do not entitle any Holder hereof to any of the rights of a stockholder of the Company.

                                                     HARBORSIDE HEALTHCARE CORPORATION

                                                     By:
                                                            -------------------------------------
                                                            Name:
                                                            Title:

                                                     By:
                                                            -------------------------------------
                                                            Name:
                                                            Title:

DATED:

COUNTERSIGNED:

UNITED STATES TRUST COMPANY OF NEW YORK,
as Warrant Agent

By:
       -------------------------------------
       Authorized Signature

                                      A-4

                                  FORM OF ELECTION TO PURCHASE WARRANT SHARES
                           (to be executed only upon exercise of Series A Warrants)

                                       HARBORSIDE HEALTHCARE CORPORATION

                  The undersigned hereby irrevocably elects to exercise  **__________________ of the within
Series A Warrants on the terms and conditions specified in this Warrant Certificate and the Series A Warrant
Agreement, surrenders this Warrant Certificate and all right, title and interest therein to Harborside
Healthcare Corporation and directs that the Warrant Shares deliverable upon the exercise of such Series A
Warrants be registered or placed in the name and at the address specified below and delivered thereto.

                  ** Insert either "all" or such other number of Series A Warrants to be exercised.

Date:    ____________, ____

Your Signature.______________________________________________________________
                    (Sign exactly as your name appears on the face of this Warrant Certificate)

---------------------------------------------------------------------------
                                               (Street Address)

---------------------------------------------------------------------------
(City)                                      (State)                                     (Zip Code)

Signature Guaranteed by:

-----------------------------------------
Signatures must be guaranteed by an "eligible guarantor
institution" meeting the requirements of the Warrant Agent,
which requirements include membership or participation in
the Security Transfer Agent Medallion Program ("STAMP") or
such other "signature guarantee program" as may be
determined by the Warrant Agent in addition to, or in
substitution for, STAMP, all in accordance with the
Securities Exchange Act of 1934, as amended.

Securities and/or check to be issued to:

Please insert social security or identifying number:

Securities, check and/or other property to be delivered to:

Name:

Street Address:

City, State and Zip Code:

                                                ASSIGNMENT FORM

To assign this Series A Warrant, fill in the form below:

I or we assign and transfer this Series A Warrant to

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint            agent to transfer this Series A Warrant on the books of the Company.  The agent may substitute another to act for him.

---------------------------------------------------------------------------

Date:  _____________________

Your Signature:  _____________________________________________________________
                      (Sign exactly as your name appears on the face of  this Warrant Certificate)

Signature Guaranteed by:

-----------------------------------------
Signatures must be guaranteed by an "eligible guarantor
institution" meeting the requirements of the Warrant Agent,
which requirements include membership or participation in
the Security Transfer Agent Medallion Program ("STAMP") or
such other "signature guarantee program" as may be
determined by the Warrant Agent in addition to, or in
substitution for, STAMP, all in accordance with the
Securities Exchange Act of 1934, as amended.

                                                         E-2

                                                         B-1
                                                                                                      Exhibit B

                                            [GLOBAL WARRANT LEGEND]

                  Any Global Warrant countersigned and delivered hereunder shall bear a legend in substantially the following form:

         This security is a Global Warrant within the meaning of the Series A Warrant Agreement hereinafter referred to and is registered in the name of a depository or a successor depository.  This security is not exchangeable for securities registered in the name of a person other than the depository or its nominee except in the limited circumstances described in the Series A Warrant Agreement, and no transfer of this security (other than a transfer of this security as a whole by the depository to a nominee of the depository or by a nominee of the depository to the depository or another nominee of the depository) may be registered except in the limited circumstances described in the Series A Warrant Agreement.
         Unless this certificate is presented by an authorized representative of The Depository Trust
         Company, a New York corporation ("DTC"), to the issuer or its agent for registration of
                                           ---
         transfer, exchange, or payment, and any certificate issued is registered in the name of Cede
         & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful inasmuch as the registered owner hereof, Cede & Co., has an interest herein.